Advisors Disciplined Trust 2106

Supplement to the Prospectus

Notwithstanding anything to the contrary in the prospectus, the portfolio for Energy Opportunities Portfolio, Series 2022-1 no longer includes shares of the PetroChina Company Limited.

Supplement Dated: October 3, 2022